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                   AMENDMENT NO. 1 TO SENIOR CREDIT AGREEMENT

                                    This AMENDMENT NO. 1, dated as of September
                           19, 2001, to the SENIOR CREDIT AGREEMENT dated as of June 27, 2001 (as amended and modified from time to time, the "Senior Credit Facility"), among RITE AID CORPORATION, a Delaware corporation ("Rite Aid" or the "Borrower"), the Banks (as defined in Article 1 thereof), CITICORP USA, INC. ("Citicorp USA"), as a Swingline Bank, as an Issuing Bank, and as administrative agent for the Banks (in such capacity, the "Senior Administrative Agent"), CITICORP USA, INC., as collateral agent for the Banks (in such capacity, the "Senior Collateral Agent") and THE CHASE MANHATTAN BANK, CREDIT SUISSE FIRST BOSTON and FLEET RETAIL FINANCE INC., as syndication agents (in such capacity, the "Syndication Agents").

                                    RECITALS

     A. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Senior Credit Facility.

     B. The Borrower has requested that certain amendments be made to the Senior Credit Facility.

     C. The Borrower and the Banks are entering this Amendment pursuant to
Section 9.05(a) of the Senior Credit Facility.

                                   AGREEMENTS

     In consideration of the foregoing Recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Banks agree as follows:

     SECTION 1. Amendments to the Senior Credit Facility. (a) The definition of Specified Debt Financings is hereby amended and restated in its entirety as follows:

     "'Specified Debt Financings' means (i) the Additional Senior Second Priority Debt; (ii) the Additional Second Priority Debt; (iii) any unsecured Debt permitted by Sections 5.20(g) and (h); (iv) any Debt or Attributable Debt permitted by Section 5.20(i) of the Senior Credit Facility; (v) any Debt or Attributable Debt permitted by Section 5.20(o) of the Senior Credit Facility; and (vi) at the discretion of the Borrower, any portion of equity securities or equity-linked (e.g., trust preferred) securities issued by the Borrower the Net Cash Proceeds of which do not exceed the sum of the amount of Debt and Attributable Debt then currently permitted by Sections 5.20(g), (h), (i) and
(o), provided that the amount of Debt and/or Attributable Debt permitted by Sections 5.20(g), (h), (i) and/or (o) shall be reduced by the amount of the Net Cash Proceeds of such issuance of equity or equity-linked securities and provided further that prior to issuing any such equity or equity-linked securities, the Borrower shall deliver to the Senior Administrative Agent a certificate of a Financial Officer of the Borrower setting forth the Section or Sections to be reduced, if any, and the remaining capacity, if any, available to the Borrower to incur additional Debt (or issue equity) under such Sections."

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     (b) Section 2.13(d)(ii)(B) is hereby amended and restated in its entirety as follows:

     "(B) to general corporate purposes of the Borrower in an amount not to exceed $300,000,000 less the amount, as set forth in a certificate of a Financial Officer of the Borrower delivered to the Senior Administrative Agent, determined in good faith by the Borrower to be necessary to repay at par the Borrower's 5.25% Convertible Subordinated Notes due 2002 and 6.00% Dealer Remarketable Securities due 2003;"

     (c) Section 5.20(g) of the Senior Credit Facility is hereby amended and restated in its entirety as follows:

     "(g) (x) Additional Senior Second Priority Debt of the Borrower (including any Replacement Senior Second Priority Debt in respect thereof and any unsecured Debt extending, or having the effect of extending, the maturity of, or refunding, refinancing or exchanging, in whole or in part such Additional Senior Second Priority Debt, which unsecured Debt meets the requirements set forth in clauses (i) through (iv) of Section 5.20(f)), in an aggregate principal amount at any time outstanding, together with the aggregate principal amount at any time outstanding of Debt incurred pursuant to clause (y), not to exceed $200,000,000 less the aggregate amount of Attributable Debt outstanding at any time in respect of the Synthetic Lease Obligations and Debt extending, refunding, refinancing or exchanging such Synthetic Lease Obligations incurred pursuant to clause (e) above (without regard to any amounts incurred thereunder and permitted by Section 5.29); provided that (i) the terms and conditions of such Debt shall be satisfactory to the Supermajority Banks and (ii) such Debt shall by its terms provide that it is subordinated only to the Senior Obligations and (y) unsecured Debt of the Borrower (including any unsecured Debt extending, or having the effect of extending, the maturity of, or refunding, refinancing or exchanging, in whole or in part such Debt, which unsecured Debt meets the requirements set forth in clauses (i) through (iv) of Section 5.20(f)) that is not Guaranteed by any Subsidiary of the Borrower, matures after April 1, 2006 and otherwise has terms no more restrictive than those of the 11.25% Senior Notes due 2008, in an aggregate principal amount not to exceed $200,000,000 less the aggregate amount of Attributable Debt outstanding at any time in respect of the Synthetic Lease Obligations and Debt extending, refunding, refinancing or exchanging such Synthetic Lease Obligations incurred pursuant to clause (e) above (without regard to any amounts incurred thereunder and permitted by Section 5.29); provided that the aggregate principal amount of Debt and Attributable Debt permitted by this Section 5.20(g) and by Sections 5.20(h), (i) and (o) (or any combination thereof) shall at all times be reduced by the aggregate outstanding undefeased principal amount of the Borrower's 5.25% Convertible Subordinated Notes due 2002 and 6.00% Dealer Remarketable Securities due 2003 and the aggregate outstanding principal amount of any Debt or Attributable Debt (other than Debt under the Senior Loan Documents) that extends, or has the effect of extending, the maturity of, or refunds, refinances or is issued in exchange for, such 5.25% Convertible Subordinated Notes due 2002 and 6.00% Dealer Remarketable Securities due 2003;"

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     (d) Section 5.20(h) of the Senior Credit Facility is hereby amended and restated in its entirety as follows:

     "(h) (x) Additional Second Priority Debt (including any Replacement Second Priority Debt in respect thereof and any unsecured Debt extending, or having the effect of extending, the maturity of, or refunding, refinancing or exchanging, in whole or in part such Additional Second Priority Debt, which unsecured Debt meets the requirements set forth in clauses (i) through (iv) of Section 5.20(f)) in an aggregate principal amount, together with the aggregate principal amount of Debt incurred pursuant to clause
     (y), not exceeding $300,000,000 and having a final maturity date after January 1, 2006 and (y) unsecured Debt of the Borrower (including any unsecured Debt extending, or having the effect of extending, the maturity of, or refunding, refinancing or exchanging, in whole or in part such Debt, which unsecured Debt meets the requirements set forth in clauses (i) through (iv) of Section 5.20(f)) that is not Guaranteed by any Subsidiary of the Borrower, matures after April 1, 2006 and otherwise has terms no more restrictive than those of the 11.25% Senior Notes due 2008, in an aggregate principal amount not to exceed $300,000,000; provided that the aggregate principal amount of Debt and Attributable Debt permitted by this
     Section 5.20(h) and by Sections 5.20(g), (i) and (o) (or any combination thereof) shall at all times be reduced by the aggregate outstanding undefeased principal amount of the Borrower's 5.25% Convertible Subordinated Notes due 2002 and 6.00% Dealer Remarketable Securities due 2003 and the aggregate outstanding principal amount of any Debt or Attributable Debt (other than Debt under the Senior Loan Documents) that extends, or has the effect of extending, the maturity of, or refunds, refinances or is issued in exchange for, such 5.25% Convertible Subordinated Notes due 2002 and 6.00% Dealer Remarketable Securities due 2003;"

     (e) Section 5.20(i) of the Senior Credit Facility is hereby amended and restated in its entirety as follows:

     "(i) (x) Debt or Attributable Debt, including any Debt or Attributable Debt extending, or having the effect of extending, the maturity of, or refunding, refinancing or exchanging, in whole or in part such Debt or Attributable Debt, in an aggregate principal amount at any time outstanding, together with the aggregate principal amount at any time outstanding of Debt incurred pursuant to clause (y), not to exceed $150,000,000 secured by Liens on real property or in the form of Sale and Leaseback Transactions in respect of such real property and having a final maturity date after January 1, 2006; provided that such Liens do not attach to, and such Sale and Leaseback Transactions shall not be in respect of, any property or assets other than such real property and shall not, in any event, attach to, or be in respect of, any of the Mortgaged Properties and (y) unsecured Debt of the Borrower (including any unsecured Debt extending, or having the effect of extending, the maturity of, or refunding, refinancing or exchanging, in whole or in part such Debt, which unsecured Debt meets the requirements set forth in clauses (i) through (iv) of Section 5.20(f)) that is not Guaranteed by any Subsidiary of the Borrower, matures after April 1, 2006 and otherwise has terms no more restrictive than those of the 11.25% Senior Notes due 2008, in an aggregate principal amount not to exceed $150,000,000; provided that the aggregate principal amount of Debt and Attributable Debt permitted by this Section 5.20(i) and by Sections 5.20(g), (h) and (o) (or any combination thereof) shall at all times be reduced by the aggregate outstanding undefeased principal amount of the Borrower's 5.25% Convertible Subordinated Notes due 2002 and 6.00% Dealer Remarketable Securities due 2003 and the aggregate outstanding principal amount of any Debt or Attributable Debt (other than Debt under the Senior Loan Documents) that extends, or has the effect of extending, the maturity of, or refunds, refinances or is issued in exchange for, such 5.25% Convertible Subordinated Notes due
     2002 and 6.00% Dealer Remarketable  Securities due 2003;"

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     (f) Section 5.20(o) of the Senior Credit Facility is hereby amended and restated in its entirety as follows:

     "(o) (x) Debt (including Capital Leases) and Attributable Debt in respect of Synthetic Leases and Sale and Leaseback Transactions incurred to finance the acquisition after the Initial Borrowing Date of property or assets provided that (i) such Debt or Attributable Debt is incurred within 24 months of the acquisition of such property or assets, (ii) any Lien securing such Debt or Attributable Debt is limited to the property or assets financed with the proceeds thereof and (iii) the aggregate principal amount of Debt and Attributable Debt incurred pursuant to this clause (x), together with the aggregate principal amount at any time outstanding of Debt incurred pursuant to clause (y), shall not exceed $100,000,000 at any time outstanding and (y) unsecured Debt of the Borrower (including any unsecured Debt extending, or having the effect of extending, the maturity of, or refunding, refinancing or exchanging, in whole or in part such Debt, which unsecured Debt meets the requirements set forth in clauses (i) through (iv) of Section 5.20(f)) that is not Guaranteed by any Subsidiary of the Borrower, matures after April 1, 2006 and otherwise has terms no more restrictive than those of the 11.25% Senior Notes due 2008, in an aggregate principal amount not to exceed $100,000,000; provided that the aggregate principal amount of Debt and Attributable Debt permitted by this
     Section 5.20(o) and by Sections 5.20(g), (h) and (i) (or any combination thereof) shall at all times be reduced by the aggregate outstanding undefeased principal amount of the Borrower's 5.25% Convertible Subordinated Notes due 2002 and 6.00% Dealer Remarketable Securities due 2003 and the aggregate outstanding principal amount of any Debt or Attributable Debt (other than Debt under the Senior Loan Documents) that extends, or has the effect of extending, the maturity of, or refunds, refinances or is issued in exchange for, such 5.25% Convertible Subordinated Notes due 2002 and 6.00% Dealer Remarketable Securities due 2003; and"

     SECTION 2. Agreement of the Borrower. The Borrower agrees that, prior to incurring any Debt pursuant to Section 5.20(g)(y), 5.20(h)(y), 5.20(i)(y) or 5.20(o)(y), it shall deliver to the Senior Administrative Agent a certificate of a Financial Officer of the Borrower setting forth the applicable Section pursuant to which the Debt shall be incurred and the remaining capacity, if any, available to the Borrower to incur additional Debt under such Sections.

     SECTION 3. Binding Effect and Effectiveness. This Amendment may be executed in as many counterparts as may be convenient and shall become binding when each of the Borrower, the Senior Administrative Agent and each of the required Banks has executed and delivered at least one counterpart hereof.

     SECTION 4. Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York, without regard to the conflicts of law provisions thereof.

     SECTION 5. Reference to Senior Credit Facility. Except as amended hereby, the Senior Credit Facility shall remain in full force and effect and is hereby ratified and confirmed in all respects. On and after the effectiveness of the amendment to the Senior Credit Facility accomplished hereby, each reference in the Senior Credit Facility, to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference to the Senior Credit Facility shall be deemed a reference to the Senior Credit Facility, as amended hereby, as the case may be. This Amendment shall constitute a "Senior Loan Document" for all purposes of the Senior Credit Facility and the other Senior Loan Documents.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.


                               RITE AID CORPORATION


                               By:______________________________________________
                               Name:
                               Title:



                               CITICORP USA, INC., Individually and as Senior Administrative Agent and Senior Collateral Agent,


                               By:______________________________________________
                               Name:
                               Title:

                                                                 AMENDMENT NO. 1
                                           DATED AS OF SEPTEMBER 19, 2001 TO THE
                                                 RITE AID SENIOR CREDIT FACILITY



                         To approve Amendment No. 1:

                         Name of Institution:

                         ____________________________________


                         by__________________________________
                           Name:
                           Title: